UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2023

MOBIX LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40621	98-1591717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15420 Laguna Canyon Rd., Suite 100 Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 745-1086

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	MOBX	Nasdaq Global Market
Redeemable warrants, each warrant exercisable for one share of Class A Common Stock	MOBXW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Introductory Note

As previously disclosed in the Form 8-K filed with the SEC on December 26, 2023, on December 21, 2023 (the “Closing Date”), the registrant consummated the previously announced transactions pursuant to the Business Combination Agreement, dated November 15, 2022 (as amended, supplemented or otherwise modified, the “Business Combination Agreement”), by and among Chavant Capital Acquisition Corp., a publicly-traded special purpose acquisition company incorporated under the laws of the Cayman Islands (“Chavant”), CLAY Merger Sub II, Inc., a Delaware corporation and newly-formed, wholly-owned direct subsidiary of Chavant (“Merger Sub”), and Mobix Labs, Inc., a Delaware corporation (“Mobix Labs”), pursuant to which, among other things, Merger Sub merged with and into Mobix Labs, with Mobix Labs surviving the merger as a wholly-owned direct subsidiary of Chavant (the “Merger” and, together with the other transactions related thereto, the “Transaction”). In connection with the consummation of the Transaction (the “Closing”), the registrant changed its name from “Chavant Capital Acquisition Corp.” to “Mobix Labs, Inc.” (hereinafter referred to as “New Mobix Labs”).

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, have the same meanings given to such terms in the prospectus and definitive proxy statement dated November 13, 2023, and filed by Chavant with the Securities and Exchange Commission (the “Commission”) on November 15, 2023 (as supplemented by Supplement No. 1 thereto dated November 30, 2023 and Supplement No. 2 thereto dated December 12, 2023, the “Proxy Statement/Prospectus”), in the section entitled “Frequently Used Terms” beginning on page 3 thereof, and such definitions are incorporated herein by reference. In connection with the Closing, and pursuant to the terms of the Business Combination Agreement, (i) each outstanding share of Mobix Labs Stock converted into the right to receive shares of Class A Common Stock, par value $0.00001 per share (“Class A Common Stock”); (ii) each share of preferred stock of Mobix Labs, which included Series A Preferred Stock and Founders Preferred Stock issued and outstanding immediately prior to the Closing, converted into the right to receive shares of Class B Common Stock, par value $0.00001 per share (“Class B Common Stock”); (iii) each outstanding stock option of Mobix Labs that was an in-the-money vested option converted into the right to receive shares of Class A Common Stock on a net settlement basis; (iv) each stock option of Mobix Labs that was not an in-the-money vested option (“Other Mobix Labs Options”) was assumed by Chavant and converted into an option to purchase shares of Class A Common Stock (collectively, the “Assumed Options”); (v) each outstanding unvested restricted stock unit (“RSU”) of Mobix Labs was assumed by Chavant and converted into an RSU covering shares of Class A Common Stock (collectively, the “Assumed RSUs”); and (vi) each outstanding warrant and convertible instrument of Mobix Labs, including Simple Agreement for Further Equity Notes (“SAFEs”) and promissory notes that were convertible into Mobix Labs common stock or preferred stock, converted into the right to receive shares of Class A Common Stock.

In connection with the Transaction, Chavant entered into the PIPE Subscription Agreements (as defined below) with certain accredited investors and Chavant Capital Partners LLC (the “Sponsor”), pursuant to which, substantially concurrently with the Closing and on the terms and subject to the conditions of each such PIPE Subscription Agreement: (i) as previously reported in the Current Report on Form 8-K filed by Chavant with the Commission on December 19, 2023 (the “December 19 Form 8-K”), Sage Hill Investors, LLC (“Sage Hill”) agreed to purchase 1,500,000 shares of Class A common stock, par value $0.00001 per share, of Chavant following its de-registration as a Cayman Islands exempted company and domestication into a Delaware corporation in the State of Delaware in connection with the Closing (the “Domestication”) at a price of $10.00 per share for an aggregate amount of $15.0 million in cash (the “Sage Hill PIPE Subscription Agreement”) and received a warrant to purchase 1,500,000 shares of common stock of Mobix Labs (“Mobix Labs Stock”) at an exercise price of $0.01 per share, exercisable upon obtaining stockholder approval, which is expected to be obtained in 2024, (ii) as previously reported in the Current Report on Form 8-K filed by Chavant with the Commission on December 26, 2023 (the “December 26 Form 8-K”), the Sponsor agreed to purchase 199,737 shares of Class A Common Stock at a price of $10.00 per share for an aggregate amount of approximately $2.0 million, paid through the forgiveness of certain outstanding indebtedness and reimbursement obligations owed by the Company to the Sponsor and its members, and received the Sponsor Warrant (as defined below) in connection therewith, and (iii) as previously reported in the December 26 Form 8-K, other investors agreed to purchase a total of 475,000 shares of Class A Common Stock at a price of $10.00 per share for an aggregate amount of $4.75 million in cash and received the Additional Warrants (as defined below) in connection therewith.

In addition, pursuant to the Non-Redemption Agreement (as defined below and as previously reported in the December 26 Form 8-K), a shareholder of Chavant agreed with Chavant to withdraw its election to redeem 73,706 ordinary shares, par value $0.0001 per share, of Chavant (“Ordinary Shares”) prior to the Domestication. In consideration for the withdrawal of the redemption of such Ordinary Shares, Mobix Labs issued to the shareholder 202,692 warrants, each warrant exercisable to purchase one share of Mobix Labs Stock, and such warrants converted into 202,489 shares of Class A Common Stock upon the Closing.

After giving effect to the Business Combination and the redemption of the Public Shares by Chavant shareholders, as of the Closing Date, the total numbers of shares of New Mobix Labs Class A Common Stock and New Mobix Labs Class B Common Stock issued in connection with the Closing were 26,376,280 and 2,254,901, respectively. Of those shares, 22,196,987 shares of New Mobix Labs Class A Common Stock and 2,254,901 shares of New Mobix Labs Class B Common Stock were issued to Mobix Labs equityholders as consideration in the Transaction, representing approximately 91.5% of the Company’s voting power at the Closing.

On December 22, 2023, New Mobix Labs’ Class A Common Stock commenced trading on the Nasdaq Global Market under the symbol “MOBX,” and New Mobix Labs’ Warrants commenced trading on the Nasdaq Capital Market under the symbol “MOBXW”.

A more detailed description of the Transaction is included in the section entitled “Proposal No. 1 — The Transaction Proposal” beginning on page 154 of the Proxy Statement/Prospectus and is incorporated by reference herein. Further, the foregoing summary descriptions of the Business Combination Agreement, as amended, are qualified in their entirety by reference to the Business Combination Agreement and Amendments No. 1 and No. 2 thereto, copies of which are attached to this Report as Exhibits 2.1, 2.2 and 2.3, respectively, and incorporated herein by reference.

This Report incorporates by reference certain information from reports and other documents that were previously filed with the SEC, including certain information from the Proxy Statement/Prospectus. To the extent there is a conflict between the information contained in this Report and the information contained in such prior reports and documents and incorporated by reference herein, you should rely on the information in this Report.

Item 1.01	Entry into a Material Definitive Agreement.

PIPE Investments

Sage Hill PIPE Subscription Agreement and Sage Hill Warrant

On December 18, 2023, the Company entered into a subscription agreement (the “Sage Hill PIPE Subscription Agreement”) with Sage Hill Investors, LLC (“Sage Hill”), pursuant to which Sage Hill agreed to purchase, in a private placement that closed substantially concurrently with the Closing of the Transaction, 1,500,000 shares of Class A Common Stock in cash at a price of $10.00 per share for an aggregate purchase price of $15,000,000, on the terms and subject to the conditions set forth in the Sage Hill PIPE Subscription Agreement. The terms of the Sage Hill PIPE Subscription Agreement (other than the purchase amount) are substantially similar to those in the subscription agreement entered into between Chavant and ACE SO4 Holdings Limited (the “ACE PIPE Subscription Agreement”) in connection with the execution of the Business Combination Agreement on November 15, 2022, including those relating to issuance of additional shares of Class A Common Stock in the event that the Adjustment Period VWAP is less than $10.00, resale registration obligations and voting rights, as described on pp. 199 and 200 of the Proxy Statement/Prospectus.

In connection with the execution of the Sage Hill PIPE Subscription Agreement, Mobix Labs issued to Sage Hill a warrant to purchase 1,500,000 shares of Mobix Labs Stock at an exercise price of $0.01 per share, exercisable upon the closing of the Sage Hill PIPE Subscription Agreement and stockholder approval (the “Sage Hill Warrant”). The Sage Hill Warrant remains outstanding, and stockholder approval for the exercise of the Sage Hill Warrant is expected to be obtained in 2024.

The foregoing descriptions of the Sage Hill PIPE Subscription Agreement and the Sage Hill Warrant do not purport to be complete and are qualified in their entirety by the terms and conditions of the Sage Hill PIPE Subscription Agreement and Sage Hill Warrant, filed as Exhibits 10.19 and 10.20 hereto, respectively, and incorporated by reference herein.

Sponsor PIPE Subscription Agreement, Sponsor Warrant and Sponsor Letter Agreement

On December 19, 2023, Chavant entered into the subscription agreement (the “Sponsor PIPE Subscription Agreement”) with the Sponsor pursuant to which the Sponsor agreed to purchase, in a private placement that closed substantially concurrently with the Closing, 199,737 shares of Class A Common Stock at a price of $10.00 per share for an aggregate purchase price of $1,997,370 paid through the forgiveness of the Forgiven Chavant Obligations (as defined below), on the terms and subject to the conditions set forth in the Sponsor PIPE Subscription Agreement and the Sponsor Letter Agreement described below. The terms of the Sponsor PIPE Subscription Agreement (other than the purchase amount, the form of consideration and voting rights) are substantially similar to those in the ACE PIPE Subscription Agreement, including those relating to issuance of additional shares of Class A Common Stock in the event that the Adjustment Period VWAP is less than $10.00 and resale registration obligations, as described on pp. 199 and 200 of the Proxy Statement/Prospectus.

In connection with the execution of the Sponsor PIPE Subscription Agreement, Mobix Labs issued to the Sponsor a warrant to purchase 272,454 shares of Mobix Labs Stock at an exercise price of $0.01 per share, exercisable upon the closing of the Sponsor PIPE Subscription Agreement (the “Sponsor Warrant”). The Sponsor Warrant was exercised at the closing of the Sponsor PIPE Subscription Agreement and, following net settlement into 272,182 shares of Mobix Labs Stock, converted into 272,182 shares of Class A Common Stock of the Company in connection with the Closing.

On December 20, 2023, Chavant also entered into a Sponsor Letter Agreement with the Sponsor (the “Sponsor Letter Agreement”). Pursuant to the Sponsor Letter Agreement, as consideration for the 199,737 shares issued pursuant to the Sponsor PIPE Subscription Agreement, the Sponsor agreed to forgive, effective upon the Closing, approximately $1,997,370 of aggregate outstanding obligations of Chavant owed to the Sponsor, consisting of (i) $1,150,000 aggregate principal amount of working capital loans outstanding under Chavant’s convertible promissory notes issued to the Sponsor, (ii) $610,000 aggregate principal amount of working capital loans outstanding under Chavant’s non-convertible promissory notes issued to the Sponsor (the accrued interest under which was forgiven), (iii) an estimated additional $40,000 in aggregate principal amount of working capital loans incurred to pay additional expenses in connection with the Closing, (iv) approximately $165,000 of outstanding reimbursement obligations owed to the Sponsor by Chavant for administrative services, as described on page 318 of the Proxy Statement/Prospectus under the heading “Certain Chavant Relationships and Related Person Transactions—Administrative Services” and (v) approximately $32,370 of reimbursement obligations owed to Dr. Jiong Ma, the Chief Executive Officer of Chavant, by Chavant for certain operating expenses of Chavant paid by Dr. Ma (collectively, the “Forgiven Chavant Obligations”).

In addition, pursuant to the Sponsor Letter Agreement, the Sponsor agreed to forfeit (1) 658,631 Founder Shares that it held (“Sponsor Forfeited Founder Shares”) and (2) 400,000 Private Warrants that it held (“Sponsor Forfeited Private Warrants”), in each case upon the Closing.

The forfeiture of the Sponsor Forfeited Founder Shares reduced the number of Founder Shares held by the Sponsor, which are subject to the lock-up agreement applicable to the Founder Equityholders as set forth in the Amended and Restated Registration Rights and Lock-Up Agreement (the “Founder Share Lock-Up”), to 922,182 Founder Shares. The Company expects that the Sponsor will distribute these Founder Shares to its members following the Closing and the expiration of the Founder Share Lock-Up. In such distributions, (1) Dr. Ma or her controlled affiliate is expected to receive (i) 724,600 shares of Class A Common Stock representing Founder Shares (including 40,000 Founder Shares held by the Sponsor that may be allocated by Dr. Ma in her discretion), and (2) Dr. André-Jacques Auberton-Hervé, Chavant’s Chairman, or his controlled affiliate is expected to receive (i) 197,582 shares of Class A Common Stock representing Founder Shares. The forfeiture of the Sponsor Forfeited Private Warrants reduced the number of Private Warrants held by the Sponsor to 2,394,332 Private Warrants. None of the Private Warrants are subject to the Founder Share Lock-Up, and the Sponsor distributed these Private Warrants to its members on December 21, 2023 following the Closing. In such distribution, (ii) Dr. Ma or her controlled affiliate received 1,241,552 Private Warrants, and (ii) Dr. Auberton-Hervé or his controlled affiliate received 358,324 Private Warrants. In addition, the shares of Class A Common Stock the Sponsor received upon the Closing pursuant to the Sponsor PIPE Subscription Agreement and the conversion of the Sponsor Warrant, as described above, are not subject to the Founder Share Lock-Up. The Company expects that the Sponsor will distribute those shares to its members after the Closing. In such distribution, (1) Dr. Ma or her controlled affiliate is expected to receive approximately 71,399 shares of Class A Common Stock (reflecting $140,000 of non-convertible debt that Dr. Ma had funded or would fund to the Sponsor in respect of working capital loans to Chavant, Dr. Ma’s pro rata share in amount of approximately $130,000 of the outstanding reimbursement obligations owed to the Sponsor for administrative services, and the outstanding reimbursement obligations of $32,370 owed to Dr. Ma, as described above, each forgiven pursuant to the Sponsor Letter Agreement) and (2) Dr. Auberton-Hervé or his controlled affiliate is expected to receive approximately 343,384 shares of Class A Common Stock (reflecting $1.4 million of convertible and non-convertible debt that Dr. Auberton-Hervé had funded to the Sponsor in respect of working capital loans to Chavant and Dr. Auberton-Hervé's pro rata share of the outstanding reimbursement obligations owed to the Sponsor for administrative services, each forgiven pursuant to the Sponsor Letter Agreement).

The foregoing descriptions of the Sponsor PIPE Subscription Agreement, the Sponsor Warrant and the Sponsor Letter Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Sponsor PIPE Subscription Agreement, the Sponsor Warrant and the Sponsor Letter Agreement, filed as Exhibits 10.21, 10.22 and 10.23 hereto, respectively, and incorporated by reference herein.

Additional PIPE Subscription Agreements and Additional Warrants

As of December 21, 2023, Chavant had entered into additional subscription agreements (the “Additional PIPE Subscription Agreements” and, together with the Sage Hill PIPE Subscription Agreement and the Sponsor PIPE Subscription Agreement, the “PIPE Subscription Agreements”) with other investors (the “Other Investors”), pursuant to which the Other Investors agreed to purchase, in private placements that closed substantially concurrently with the Closing, a total of 475,000 shares of Class A Common Stock in cash at a price of $10.00 per share for an aggregate purchase price of $4,750,000, on the terms and subject to the conditions set forth in each such Additional PIPE Subscription Agreement. The terms of each Additional PIPE Subscription Agreement (other than the purchase amount) are substantially similar to those in the subscription agreement entered into between Chavant and the ACE PIPE Subscription Agreement, including those relating to issuance of additional shares of Class A Common Stock in the event that the Adjustment Period VWAP is less than $10.00, resale registration obligations and voting rights, as described on pp. 199 and 200 of the Proxy Statement/Prospectus.

In connection with the execution of the Additional PIPE Subscription Agreements, Mobix Labs issued to the Other Investors warrants to purchase 450,000 shares of Mobix Labs Stock at an exercise price of $0.01 per share (the “Additional Warrants”), of which Additional Warrants convertible into 199,800 shares of Class A Common Stock (following net settlement) were exercisable upon the closing of the Additional PIPE Subscription Agreements (the “Converted Additional Warrants”) and Additional Warrants convertible into 250,000 shares of Class A Common Stock are exercisable upon the closing of the Additional PIPE Subscription Agreements and stockholder approval (the “Non-Converted Additional Warrants”; the shares of Class A Common Stock underlying the Non-Converted Additional Warrants and the Sage Hill Warrant, the “Unregistered Warrant Shares”). The Converted Additional Warrants were exercised at the closing of the Additional PIPE Subscription Agreements and, following net settlement into 199,800 shares of Mobix Common Stock, converted into 199,800 shares of Class A Common Stock in connection with the Closing. The Non-Converted Warrants remain outstanding, and stockholder approval for the exercise of the Non-Converted Warrants is expected to be obtained in 2024.

The foregoing descriptions of the Additional PIPE Subscription Agreements and the Additional Warrants do not purport to be complete and are qualified in their entirety by the terms and conditions of the Additional PIPE Subscription Agreements and the Additional Warrants, forms of which are filed as Exhibits 10.24, 10.25 and 10.26 hereto, and incorporated by reference herein.

Non-Redemption Agreement

On December 20, 2023, Chavant and Mobix Labs entered into a non-redemption agreement (the “Non-Redemption Agreement”) with a shareholder of Chavant (the “Non-Redemption Investor”), pursuant to which the Non-Redemption Investor agreed to withdraw its redemption of 73,706 Ordinary Shares (the “Non-Redemption Shares”), and, in consideration therefor, Mobix Labs issued a warrant to purchase 202,692 shares of Mobix Labs Stock at an exercise price of $0.01 per share, exercisable upon the Closing (the “Non-Redemption Warrant”). The Non-Redemption Warrant was exercised at the Closing and, following net settlement into 202,489 shares of Mobix Common Stock, converted into 202,489 shares of Class A Common Stock of the Company in connection with the Closing.

After giving effect to the withdrawal of the Non-Redemption Shares, shareholders holding 677,907 Ordinary Shares exercised their right to redeem such shares for a pro rata portion of the funds in Chavant’s trust account established in connection with its initial public offering, which funds were disbursed to shareholders on December 22, 2023.

The foregoing descriptions of the Non-Redemption Agreement and the Non-Redemption Warrant do not purport to be complete and are qualified in their entirety by the terms and conditions of the Non-Redemption Agreement and Non-Redemption Warrant filed as Exhibits 10.27 and 10.28 hereto, respectively, and incorporated by reference herein.

Amendment to Business Combination Marketing Agreement

On December 21, 2023, Chavant entered into an amendment (the “Marketing Agreement Amendment”) to the Business Combination Marketing Agreement, dated as of July 19, 2021 (the “Marketing Agreement”), by and among Chavant, Roth Capital Partners LLC (“Roth”) and Craig-Hallum Capital Group, LLC (“Craig-Hallum” and, together with Roth, the “Advisors”). Pursuant to the Marketing Agreement Amendment, the parties agreed to resolve their differences with respect to the marketing fees contemplated by the Marketing Agreement in full satisfaction of any claims by the Advisors for any such fees, and the Advisors agreed to receive, in lieu of cash payment of any such fees and any reimbursement of expenses pursuant to the Marketing Agreement, an aggregate of 280,000 shares of Class A Common Stock (at an effective purchase price of $10.00, calculated based on the maximum fees contemplated under the Marketing Agreement), with each Advisor receiving 140,000 shares of Class A Common Stock upon the Closing, and subject to adjustment through the issuance of additional shares of Class A Common Stock in the event that the Adjustment Period VWAP is less than $10.00, which adjustment provisions are similar to those contained in the PIPE Subscription Agreements.

The foregoing descriptions of the Marketing Agreement Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Marketing Agreement Amendment filed as Exhibit 10.29 hereto and incorporated by reference herein.

Amended and Restated Registration Rights and Lock-Up Agreement

On the Closing Date, in connection with the Closing and as contemplated by the Business Combination Agreement, the Company, the Sponsor, the Representatives and their designees, certain equityholders of Chavant (collectively with the Sponsor, the “Founder Equityholders”) and certain equityholders of Mobix Labs (the “Legacy Mobix Labs Holders” and, together with the Founder Equityholders and certain other holders, the “Holders”) entered into an Amended and Restated Registration Rights and Lock-Up Agreement (the “Amended and Restated Registration Rights and Lock-Up Agreement”), pursuant to which, among other things, the Company is obligated to file a registration statement to register the resale of certain securities of New Mobix Labs held by the Holders and to use reasonable best efforts to cause the registration statement to become effective as soon as reasonably practical after the initial filing of the registration statement. The Amended and Restated Registration Rights and Lock-Up Agreement also provides the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

Subject to certain exceptions, the Amended and Restated Registration Rights and Lock-Up Agreement further provides the Founder Equityholders and Legacy Mobix Labs Holders shall not transfer their Common Stock until (a) with respect to 50% of such shares, for a period ending on the earlier of the one-year anniversary of the Closing Date and the date on which the VWAP of the Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period following the consummation of the Transaction or (b) with respect to the remaining 50% of such shares, for a period ending on the earlier of the one-year anniversary of the Closing Date and the date on which the VWAP of the Class A Common Stock equals or exceeds $15.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period following the consummation of the Transaction.

The material terms of the Amended and Restated Registration Rights and Lock-Up Agreement are described in the section of the Proxy Statement/Prospectus entitled “The Transaction Proposal — Certain Agreements Related to the Transaction — Amended and Restated Registration Rights and Lock-Up Agreement” beginning on page 200 thereof. Such description is incorporated by reference in this Report and is qualified in its entirety by the full text of the Amended and Registration Rights and Lock-Up Agreement, a copy of which is attached to this Report as Exhibit 10.2 and incorporated herein by reference.

Indemnification Agreements

On the Closing Date, in connection with the Closing, the Company entered into indemnification agreements with each of its directors and executive officers, which provide for indemnification and advancements by the Company of certain expenses and costs under certain circumstances. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the full text of the form of indemnification agreement, a copy of which is attached to this Report as Exhibit 10.3 and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

On December 18, 2023, Chavant held a special meeting of shareholders (the “special meeting”), at which the Chavant shareholders considered and voted in favor of, among other matters, a proposal to approve and adopt the Business Combination Agreement and the Transaction. On December 21, 2023, the parties to the Business Combination Agreement consummated the Transaction.

On December 18, 2023, Mobix Labs consummated the acquisition of EMI Solutions contemplated by the Agreement and Plan of Merger, dated September 26, 2022 (“Agreement and Plan of Merger”) and amended by Amendment No. 1 to the Agreement and Plan of Merger, dated November 28, 2023 (“Amendment No. 1”). Consideration for the acquisition consisted of 964,912 shares of Mobix Labs Stock and $2.2 million in cash issued to the EMI Shareholder Parties. Of the cash portion of the consideration, $155,000 was paid at the time of the consummation of the acquisition of EMI Solutions and $1 million is payable within 30 days following the Closing, with the remainder payable at specified dates following the Closing. The material terms of the acquisition of EMI Solutions are described in the section of the Proxy Statement/Prospectus entitled “Information About Mobix Labs — Potential Strategic Acquisition of EMI Solutions” beginning on page 266 thereof. The foregoing descriptions of the Agreement and Plan of Merger and Amendment No. 1 do not purport to be complete and are qualified in their entirety by the full text of the Agreement and Plan of Merger and Amendment No. 1 thereto filed as Exhibit 2.4 and 2.5, respectively and incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as the Company was immediately before the Transaction, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Transaction, and as discussed below in Item 5.06 of this Report, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Transaction, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

Certain statements in this Report, including in the information that is incorporated by reference in this Report, may constitute “forward-looking statements” for purposes of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding the Company’s and the Company’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Mobix Labs and its management are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to:

•	failure to realize the anticipated benefits of the Transaction;

•	the inability to maintain the listing of the Company’s securities on Nasdaq;

•	the risk that the price of the Company’s securities may be volatile due to a variety of factors, including changes in the highly competitive industries in which the Company operates, variations in performance across competitors, changes in laws, regulations, technologies including transition to 5G, global supply chain, U.S./China trade or national security tensions, and macro-economic and social environments affecting the Company’s business and changes in the combined capital structure;

•	the inability to implement business plans, forecasts, and other expectations, and identify and realize additional opportunities;

•	the risk that the Company is unable to successfully commercialize its semiconductor products and solutions, or experience significant delays in doing so;

•	the risk that the Company may never achieve or sustain profitability;

•	the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all;

•	the risk that the Company experiences difficulties in managing its growth and expanding operations;

•	the risks relating to long sales cycles, concentration of customers, consolidation and vertical integration of customers, and dependence on manufacturers and channel partners;

•	the risk that the Company may not be able to consummate planned strategic acquisitions, or fully realize anticipated benefits from past or future acquisitions or investments;

•	the risk that the Company’s patent applications may not be approved or may take longer than expected, and the Company may incur substantial costs in enforcing and protecting its intellectual property;

•	the Company’s reliance on a limited number of customers; and

•	the impact of health epidemics, including the COVID-19 pandemic, on the Company’s business and industry and the actions the Company may take in response thereto.

The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations, forecasts and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties, some of which are beyond the Company’s control, or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described or incorporated by reference under the heading “Risk Factors” below. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by geopolitical tensions, including further escalation of war between Russia and Ukraine, further escalation in the conflict between the State of Israel and Hamas, as well as further escalation of tensions between the State of Israel and various countries in the Middle East and North Africa, and there may be additional risks that the Company considers immaterial or which are unknown. It is not possible to predict or identify all such risks. Accordingly, forward-looking statements in this Report and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement/Prospectus in the section entitled “Information About Mobix Labs” beginning on page 258 thereof and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 62 thereof, in Supplement No. 2 to the Proxy Statement/Prospectus under the heading “Item 8.01. Other Events—Supplemental Risk Factor Disclosure” and attached as Exhibit 99.1 to this Report and are incorporated herein by reference. A summary of the risks associated with the Company’s business are also described on page 51 of the Proxy Statement/Prospectus under the heading “Summary of the Proxy Statement/Prospectus — Risk Factor Summary” and is incorporated by reference herein.

Financial Information

The audited financial statements of Mobix Labs as of September 30, 2023 and 2022 and for the years ended September 30, 2023 and 2022 are attached as Exhibit 99.2 to this Report and incorporated herein by reference.

The unaudited pro forma condensed combined financial information of the Company as of September 30, 2023, for the nine month period ended September 30, 2023 and for the year ended December 31, 2022 is attached as Exhibit 99.3 to this Report and incorporated herein by reference.

The audited financial statements of EMI Solutions, Inc. as of June 30, 2023 and for the years ended June 30, 2023 and 2022 are included in the Proxy Statement/Prospectus beginning on page F-99 thereof and incorporated herein by reference.

The unaudited financial statements of EMI Solutions, Inc. as of September 30, 2023 and for the three month periods ended September 30, 2023 and 2022 are attached as Exhibit 99.4 to this Report and incorporated herein by reference.

The “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Mobix Labs” is attached as Exhibit 99.5 to this Report and incorporated herein by reference.

Properties

The facilities of the Company are described in the Proxy Statement/Prospectus in the section entitled “Information About Mobix Labs — Facilities” beginning on page 265 thereof and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of shares of Class A Common Stock and Class B Common Stock, par value $0.00001 per share, of New Mobix Labs (“Class B Common Stock”); upon the Closing by:

•	each person who is the beneficial owner of more than 5% of issued and outstanding shares of Class A Common Stock and Class B Common Stock;

•	each of the Company’s named executive officers and directors; and

•	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of shares of Class A Common Stock and Class B Common Stock beneficially owned by a person and the percentage ownership, the Company deemed outstanding shares of Class A Common Stock and Class B Common Stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of the Closing Date. The Company did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Class A Common Stock and Class B Common Stock beneficially owned by them.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Mobix Labs, Inc., 15420 Laguna Canyon Rd. Suite 100, Irvine, CA 92618.

The percentage ownership of Class A Common Stock and Class B Common Stock is based on 26,376,280 shares of Class A Common Stock and 2,254,901 shares of Class B Common Stock, respectively, outstanding immediately following the Closing, after giving effect to the redemption of the Public Shares described above.

Name and Address of Beneficial Owner	Number of Shares of New Mobix Labs Class A Common Stock(1)%		Number of Shares of New Mobix Labs Class B Common Stock	%	% of Total Voting Power
Directors and Executive Officers
Fabrizio Battaglia(2)	766,733	2.9%	125,000	5.5%	4.1%
Keyvan Samini(3)	766,733	2.9%	125,000	5.5%	4.1%
James Aralis(4)	45,433	*	—	—	*
James Peterson	3,854,120	13.9%	1,449,275	64.3%	37.5%
David Aldrich	70,011	*	—	—	*
Kurt Busch	53,799	*	—	—	*
William Carpou	73,752	*	—	—	*
Frederick Goerner	534,635	2.0%	217,391	9.6%	5.5%
Jiong Ma(5)	2,635,653	9.5%	—	—	5.4%
All Directors and Executive Officers as a Group (nine individuals)	8,800,869	29.8%	1,916,666	85.0%	57.2%
Five Percent and Greater Holders
Chavant Capital Partners LLC(5)	1,394,101	5.3%	—	—	2.8%
Sage Hill Investors, LLC(6)	1,500,000	5.7%	—	—	3.1%

* Less than one percent

(1)	The number of shares of Class A Common Stock beneficially owned by each person or entity includes any shares of Class B Common Stock (which is convertible for Class A Common Stock) beneficially owned by such person or entity.

(2)	Includes 318,204 shares of Class A Common Stock and 125,000 shares of Class B Common Stock held of record by The Battaglia Trust. Fabrizio Battaglia is Trustee of The Battaglia Trust and may be deemed to have voting and investment power over securities held thereby.

(3)	Includes (i) 171,146 shares of Class A Common Stock and 125,000 shares of Class B Common Stock held of record by The KSSF Trust, dated November 27, 2012 (the “KSSF Trust”) at the Closing, (2) 73,529 shares of Class A Common Stock held of record by The KSLI Trust, dated December 7, 2012 (the “KSLI Trust”) at the Closing, (iii) 73,529 shares of Class A Common Stock held of record by The SSLI Trust dated December 7, 2012 (“SSLI Trust”). Keyvan Samini is Trustee of The KSSF Trust and The SSLI Trust, and may be deemed to have voting and investment power over securities held thereby. Keyvan Samini’s spouse is the Trustee of The KSLI Trust and may be deemed to have voting and investment power over securities held thereby.

(4)	Includes options to purchase 16,295 shares of Class A Common Stock exercisable within 60 days of the Closing.

(5)

Includes 1,241,552 Private Placement Warrants held directly by Dr. Ma and 1,394,101 shares of Class A Common Stock held by Chavant Capital Partners LLC (the “Sponsor”). Dr. Ma is the sole member of Chavant Manager LLC, the manager of the Sponsor, and has voting and investment discretion with respect to the shares of Class A Common Stock held of record by the Sponsor. The Sponsor is expected to distribute shares of Class A Common Stock that it holds to its members, subject to applicable lock-up restrictions and applicable law. In any such distribution, Dr. Ma or her controlled affiliates are expected to receive (i) 724,600 shares of Class A Common Stock representing Founder Shares held by the Sponsor (including 40,000 Founder Shares held by the Sponsor that may be allocated by Dr. Ma in her discretion) following the expiration of the Founder Share Lock-Up and (ii) approximately 71,358 shares of Class A Common Stock that are not subject to a lock-up (representing shares received by the Sponsor pursuant to the Sponsor PIPE Subscription Agreement and the Sponsor Warrant). Chavant Capital Partners LLC is the record holder of the shares reported herein. Dr. Ma disclaims any beneficial ownership of the shares held by the Sponsor, except to the extent of her pecuniary interest therein. The business address of the Sponsor is 445 Park Avenue, 9th Floor, New York, NY 10022.

(6)	Includes 1,500,000 shares of Class A Common Stock issued to Sage Hill Investors, LLC (“Sage Hill”) at the Closing pursuant to the Sage Hill PIPE Subscription Agreement. The business address of Sage Hill is 1307 Carter Street, Chattanooga, TN 37402. The Company has not yet received from Sage Hill information regarding any additional beneficial owners of the shares of Class A Common Stock held by Sage Hill. In addition, the amount shown in the table does not reflect an additional 1,500,000 shares of Class A Common Stock expected to be received by Sage Hill following exercise of the Sage Hill Warrant described in Item 1.01 above, as the exercise of the Sage Hill Warrant is subject to stockholder approval.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Closing are described in the Proxy Statement/Prospectus in the section entitled “Management of New Mobix Labs After the Transaction” beginning on page 319 thereof and that information is incorporated herein by reference.

Board Composition

Pursuant to the approval of the Chavant shareholders at the special meeting, the following persons constitute the Board effective upon the Closing: David Aldrich, Fabrizio Battaglia, Kurt Busch, William Carpou, Frederick Goerner, Dr. Jiong Ma, James Peterson and Keyvan Samini. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section entitled “Management of New Mobix Labs After the Transaction” beginning on page 319 thereof, which information is incorporated herein by reference.

In accordance with the Amended and Restated Charter described in Item 5.03 of this Report, the Board is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expired will be elected to serve from the time of election and qualification until the third annual meeting following election. The directors are divided among the three classes as follows:

•	the Class I directors are Fabrizio Battaglia, Kurt Busch and William Carpou, and their terms will expire at the Company’s annual meeting of stockholders to be held in 2024;

•	the Class II directors are David Aldrich, Frederick Goerner and Keyvan Samini, and their terms will expire at the Company’s annual meeting of stockholders to be held in 2025; and

•	the Class III directors are Dr. Jiong Ma and James Peterson, and their terms will expire at the Company’s annual meeting of stockholders to be held in 2026.

The Company expects that any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Director Independence

Upon the Closing, the Board determined, based on information provided by each director concerning his background, employment and affiliations, that Messrs. Aldrich, Busch, Carpou and Goerner and Dr. Ma do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Nasdaq listing standards. In making these determinations, the Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of our securities by each non-employee director and the transactions described in the section titled “Certain Mobix Labs Relationships and Related Person Transactions.”

Committees of the Board of Directors

Effective upon the Closing, the standing committees of the Board consist of the Audit Committee, the Compensation Committee and the Nominating Committee. The Audit Committee consists of Kurt Busch, William Carpou and Frederick Goerner, with Kurt Busch serving as chair and as the “audit committee financial expert” within the meaning of the SEC regulations. The Compensation Committee consists of Frederick Goerner, David Aldrich and William Carpou, with Frederick Goerner serving as chair. The Nominating Committee consists of appointed Kurt Busch, Frederick Goerner and William Carpou, with Kurt Busch serving as chair.

Executive Officers

Effective as of the Closing, the Board appointed Fabrizio Battaglia, Keyvan Samini, and James Aralis to serve as Chief Executive Officer, President, Chief Financial Officer and General Counsel, and Chief Technology Officer, respectively. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section entitled “Management of New Mobix Labs After the Transaction” beginning on page 319 thereof, which information is incorporated herein by reference.

Executive Compensation

The compensation of the Company’s named executive officers is described in the Proxy Statement/Prospectus in the section entitled “Mobix Labs’ Executive Compensation” beginning on page 267 thereof and that information is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

None of the members of the Company’s compensation committee is currently, or has been at any time, one of the Company’s officers or employees. None of the Company’s executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on the Board or the Company’s compensation committee during 2022 or 2023.

Director Compensation

The compensation of the Company’s directors is described in the Proxy Statement/Prospectus in the section entitled “Director Compensation” beginning on page 267 thereof and that information is incorporated herein by reference.

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Proxy Statement/Prospectus in the sections entitled “Certain Mobix Labs Relationships and Related Person Transactions” and “Certain Chavant Relationships and Related Person Transactions” beginning on pages 296 and 317, respectively, thereof and are incorporated herein by reference.

Reference is made to the disclosure set forth under Item 1.01 of this Report regarding the Sponsor PIPE Subscription Agreement, Sponsor Warrant Agreement, Sponsor Letter Agreement and the distributions and expected future distributions of Class A Common Stock to Dr. Ma and Dr. Auberton-Hervé, which is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus entitled “Information About Mobix Labs — Legal Proceedings” beginning on page 266 thereof, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information

Prior to the Closing, Chavant’s Units, Ordinary Shares and Warrants were listed on the Nasdaq Capital Market under the symbols “CLAYU,” “CLAY,” and “CLAYW,” respectively. Upon the Closing, the Class A Common Stock were listed on the Nasdaq Global Market under the symbol “MOBX”, and the New Mobix Labs warrants were listed on the Nasdaq Capital Market under the symbol “MOBXW”. All outstanding Chavant’s Units automatically separated into their component securities upon the Closing and, as a result, no longer trade as a separate security and were delisted from the Nasdaq Capital Market.

Dividends

The Company has not paid any cash dividends on shares of its Class A Common Stock to date. The Company currently intends to retain any future earnings and does not expect to pay any dividends in the foreseeable future. Any future determination to declare cash dividends will be made at the sole discretion of the Board, subject to applicable laws, and will depend on a number of factors, including the Company’s financial condition, results of operations, capital requirements, contractual restrictions, general business conditions and other factors that the Board may deem relevant.

Holders of Record

Following the Closing, there were approximately 478 holders of record of Class A Common Stock, seven holders of record of Class B Common Stock and 14 holders of record of redeemable warrants that are exercisable for one share of Class A Common Stock. Such numbers do not include beneficial owners holding the Company’s securities through nominee names.

Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosure regarding the Mobix Labs, Inc. 2023 Equity Incentive Plan and Mobix Labs, Inc. 2023 Employee Stock Purchase Plan set forth under the headings “2023 Equity Incentive Plan” and “2023 Employee Stock Purchase Plan,” respectively, in Item 5.02 of this Report, which is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Report regarding the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities

The Company’s securities are described in the Proxy Statement/Prospectus in the section entitled “Description of New Mobix Labs’ Securities” beginning on page 325 thereof and that information is incorporated herein by reference. As described below in Item 5.03 of this Report, the Amended and Restated Charter and Amended and Restated Bylaws became effective as of the Closing.

Indemnification of Directors and Officers

Information about the indemnification of the Company’s directors and officers is set forth in the Proxy Statement/Prospectus in the section entitled “Description of New Mobix Labs’ Securities — Anti-Takeover Effects of Provisions of the Proposed Charter, the Proposed Bylaws and the DGCL — Limitation on Liability and Indemnification of Directors and Officers” beginning on page 335 thereof, which information is incorporated herein by reference. The information set forth under the heading “Indemnification Agreements” in Item 1.01 of this Report is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Report is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Report with respect to the issuance of (i) 1,500,000 shares of Class A Common Stock and the Sage Hill Warrant and shares issuable upon exercise of the Sage Hill Warrant to Sage Hill, (ii) shares of Class A Common Stock pursuant to the Additional PIPE Subscription Agreements, the Non-Converted Additional Warrants and the Unregistered Warrant Shares to certain investors, (iii) the shares of Class A Common Stock issued to the Sponsor pursuant to the Sponsor PIPE Subscription Agreement and (iv) 280,000 shares of Class A Common Stock to the Advisors is incorporated herein by reference. The Company issued, or will issue, the foregoing securities under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with the Company’s transfer agent). The parties also had adequate access, through business or other relationships, to information about the Company.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure set forth under Item 5.03 of this Report is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On December 27, 2023, the audit committee of the Board approved the dismissal of BDO USA, P.C. (“BDO”) as Chavant’s independent registered public accounting firm and approved the engagement of PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended September 30, 2023. PWC served as the independent registered public accounting firm of Mobix Labs prior to the Business Combination. Accordingly, on December 27, 2023, BDO was informed that it would be dismissed as Chavant’s independent registered public accounting firm, effective December 27, 2023.

The report of BDO on Chavant’s financial statements as of December 31, 2022 and 2021, and the related statements of operations, changes in stockholders’ deficit and cash flows for the year ended December 31, 2022 and for the period from March 19, 2021 (inception) through December 31, 2021, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern because the Company’s cash and working capital as of December 31, 2022 and December 31, 2021, were not sufficient to complete its planned activities for a reasonable period of time.

During the period from March 19, 2021 (inception), through December 31, 2022, and subsequent interim periods through December 27, 2023, there were no disagreements between Chavant and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreement in connection with its report covering such period.

During the period from March 19, 2021 (inception), through December 31, 2022, and subsequent interim periods through December 27, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act) other than the material weaknesses identified in Chavant’s internal control over financial reporting related to the lack of sufficient personnel with an appropriate level of internal control and accounting knowledge, training and experience commensurate with the financial reporting requirements, and such material weaknesses were not fully remediated as of September 30, 2023. This material weakness contributed to additional material weaknesses in Chavant’s financial reporting processes as management did not design and maintain effective controls over:

(1)	the calculation of earnings per share and classification of the reinvestment of interest and dividend income in the Trust Account in the statement of cash flows;
(2)	complex accounting, specifically the accounting for the PIPE; and
(3)	the review of third-party valuations.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Risk Factors—Risks Related to Chavant and the Transaction—Chavant General Risk Factors--We have identified material weaknesses in our internal control over financial reporting as of December 31, 2022. These material weaknesses, and any additional material weaknesses that may be identified in the future, could adversely affect our ability to report our results of operations and financial condition accurately and in a timely manner” on pages 110-111 thereof, which is incorporated by reference herein.

During the period from March 19, 2021 (inception), through December 27, 2023, the date the audit committee of the Board approved the engagement of PWC as New Mobix Labs’ independent registered public accounting firm, neither Chavant nor anyone on Chavant’s behalf consulted with PWC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by PWC that PWC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company provided BDO with a copy of the foregoing disclosures prior to the filing of this Report and requested that BDO furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of BDO’s letter, dated December 27, 2023, is attached as Exhibit 16.1 to this Report.

Item 5.01	Changes in Control of Registrant.

The disclosure set forth in the “Introductory Note” above and in Item 2.01 of this Report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth in Item 2.01 of this Report under the headings “Directors and Executive Officers,” “Director Compensation” and “Executive Compensation” is incorporated herein by reference.

2023 Equity Incentive Plan

As previously disclosed, at the special meeting, the Chavant shareholders considered and approved the 2023 Equity Incentive Plan. The 2023 Equity Incentive Plan was previously approved, subject to shareholder approval, by Chavant’s board of directors on December 18, 2023. The 2023 Equity Incentive Plan became effective immediately upon the Closing.

Following the Closing, the New Mobix Labs Board amended the 2023 Equity Incentive Plan to reduce the number of shares of Class A Common Stock initially reserved for issuance pursuant to the 2023 Equity Incentive Plan. Following the amendment, a total of 5,000,000 shares of Class A Common Stock were reserved for issuance under the terms of the 2023 Equity Incentive Plan, which equaled 10% of the total number of shares of the previously authorized Class A Common Stock that was issued and outstanding immediately following the Effective Time and prior to the effectiveness of the Amended and Restated Charter described in Item 5.03 of this Report. A summary of the other material terms of the 2023 Equity Incentive Plan is included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 6 — The Equity Incentive Plan Proposal” beginning on page 235 thereof, which is incorporated herein by reference.

The foregoing description of the 2023 Equity Incentive Plan is qualified in its entirety by the full text of the 2023 Equity Incentive Plan, which is attached to this Report as Exhibit 10.4 and incorporated herein by reference.

2023 Employee Stock Purchase Plan

As previously disclosed, at the special meeting, the Chavant shareholders considered and approved the 2023 Employee Stock Purchase Plan. The 2023 Employee Stock Purchase Plan was previously approved, subject to shareholder approval, by Chavant’s board of directors on December 18, 2023. The 2023 Employee Stock Purchase Plan became effective immediately upon the Closing.

A total of 858,935 shares of Class A Common Stock were initially reserved under the terms of the 2023 Employee Stock Purchase Plan. A summary of the other material terms of the 2023 Employee Stock Purchase Plan is included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 7 — The Employee Stock Purchase Plan Proposal” beginning on page 246 thereof, which is incorporated herein by reference. The foregoing description of the 2023 Employee Stock Purchase Plan is qualified in its entirety by the full text of the 2023 Employee Stock Purchase Plan, a copy of which is attached to this Report as Exhibit 10.5 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendments to Articles of Incorporation or Bylaws.

As previously disclosed, at the special meeting, the Chavant shareholders considered and approved, among other things, the proposals set forth in the Proxy Statement/Prospectus in the sections titled “Proposal No. 3 — The Organizational Documents Proposal” and “Proposal No. 4 — The Advisory Governance Proposals” beginning on pages 220 and 222, respectively, thereof.

On the Closing Date, the Company amended and restated its certificate of incorporation (as amended and restated, the “Amended and Restated Charter”), which became effective upon filing with the Secretary of State of the State of Delaware on the Closing Date and included the amendments proposed by the above proposals, and adopted amended and restated bylaws (the “Amended and Restated Bylaws”), which became effective immediately prior to the Closing.

Copies of the Amended and Restated Charter and Amended and Restated Bylaws are attached to this Report as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

The material terms of the Amended and Restated Charter and the Amended and Restated Bylaws, and the general effect upon the rights of holders of the Company’s capital stock, are described in the sections of the Proxy Statement/Prospectus titled “Proposal No. 3 — The Organizational Documents Proposal”, “Proposal No. 4 — The Advisory Governance Proposals”, and “Description of New Mobix Labs’ Securities” beginning on pages 220, 222 and 325, respectively, thereof, which information is incorporated herein by reference.

(b) Change in Fiscal Year.

Effective as of the Closing Date, the Company’s fiscal year end changed from December 31 to September 30. This change aligns the Company’s fiscal year and financial reporting periods with that of Mobix Labs, the accounting acquirer in the Transaction.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On the Closing Date, in connection with the Closing, the Board adopted a new code of business conduct and ethics applicable to all of the Company’s directors, employees and contractors. A copy of the code of business conduct and ethics is available on the investor relations portion of the Company’s website at mobixlabs.com. The foregoing description of the code of business conduct and ethics does not purport to be complete and is qualified in its entirety by the full text of the code of business conduct and ethics, a copy of which is attached to this Report as Exhibit 14.1 and incorporated herein by reference.

Item 5.06	Change in Shell Company Status.

As a result of the Transaction, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1 — The Transaction Proposal” beginning on page 154 thereof, which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

The audited financial statements of Mobix Labs as of September 30, 2023 and 2022 and for the years ended September 30, 2023 and 2022 are attached as Exhibit 99.2 to this Report and incorporated herein by reference.

The audited financial statements of EMI Solutions, Inc. as of June 30, 2023 and for the years ended June 30, 2023 and 2022 are included in the Proxy Statement/Prospectus beginning on page F-99 thereof and incorporated herein by reference.

The unaudited financial statements of EMI Solutions, Inc. as of September 30, 2023 and for the three month periods ended September 30, 2023 and 2022 are attached as Exhibit 99.4 to this Report and incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of September 30, 2023, for the nine month period ended September 30, 2023 and for the year ended December 31, 2022 is attached as Exhibit 99.3 to this Report and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

2.1†	Business Combination Agreement, dated as of November 15, 2022, by and among Chavant, Merger Sub and Mobix Labs, Inc. (included as Annex A-1 to the proxy statement/prospectus, which is a part of the Company’s Registration Statement on Form S-4 filed on November 13, 2023, and incorporated herein by reference).

2.2	Amendment No. 1 to the Business Combination Agreement, dated as of April 7, 2023, by and among Chavant, Merger Sub and Mobix Labs, Inc. (included as Annex A-2 to the proxy statement/prospectus, which is a part of the Company’s Registration Statement on Form S-4 filed on November 13, 2023, and incorporated herein by reference).

2.3	Amendment No. 2 to the Business Combination Agreement, dated as of November 26, 2023, by and among Chavant, Merger Sub and Mobix Labs, Inc. (incorporated by reference to Exhibit 2.1 to Chavant’s Current Report on Form 8-K filed on November 30, 2023).

2.4	Agreement and Plan of Merger, dated as of September 26, 2022, by and among Mobix Labs, Inc., Mobix Merger Sub I, Inc., Mobix Merger Sub II, LLC, EMI Solutions, Inc., Yden Holdings, LLC, Robert Ydens and Julie Ydens.

2.5	Amendment No. 1 to the Agreement and Plan of Merger, dated as of November 28, 2023, by and among Mobix Labs, Inc., Mobix Merger Sub I, Inc., Mobix Merger Sub II, LLC, EMI Solutions, Inc., Yden Holdings, LLC, Robert Ydens and Julie Ydens.

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of Mobix.

4.1	Specimen Class A Common Stock Certificate.

4.2	Specimen Warrant Certificate.

4.3	Warrant Agreement, dated July 19, 2021, by and between Chavant and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to Chavant’s Current Report on Form 8-K filed on July 23, 2021).

4.4	Amendment to the Warrant Agreement, dated December 21, 2023, by and between Chavant and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated July 19, 2021, by and among Chavant, its executive officers, its directors, Roth Capital Partners, LLC, Craig-Hallum Capital Group LLC and their respective permitted designees and Chavant Capital Partners LLC (incorporated by reference to Exhibit 10.1 to Chavant’s Current Report on Form 8-K filed on July 23, 2021).

10.2	Amended and Restated Registration Rights and Lock-Up Agreement, dated December 21, 2023, by and among Mobix Labs, Inc. and the other parties thereto.

10.3#	Form of Indemnification Agreement.

10.4#	Mobix Labs, Inc. 2023 Equity Incentive Plan.

10.5#	Mobix Labs, Inc. 2023 Employee Stock Purchase Plan.

10.6#	Amended and Restated Executive Employment Agreement between Fabrizio Battaglia and Mobix Labs, Inc. (included as Exhibit 10.14 to the proxy statement/prospectus, which is a part of the Company’s Registration Statement on Form S-4 filed on November 13, 2023, and incorporated herein by reference).

10.7#	Amended and Restated Executive Employment Term Sheet between Fabrizio Battaglia and Mobix Labs, Inc. (included as Exhibit 10.15 to the proxy statement/prospectus, which is a part of the Company’s Registration Statement on Form S-4 filed on November 13, 2023, and incorporated herein by reference).

10.8#	Amended and Restated Executive Employment Agreement between Keyvan Samini and Mobix Labs, Inc. (included as Exhibit 10.16 to the proxy statement/prospectus, which is a part of the Company’s Registration Statement on Form S-4 filed on November 13, 2023, and incorporated herein by reference).

10.9#	Amended and Restated Executive Employment Term Sheet between Keyvan Samini and Mobix Labs, Inc. (included as Exhibit 10.17 to the proxy statement/prospectus, which is a part of the Company’s Registration Statement on Form S-4 filed on November 13, 2023, and incorporated herein by reference).

10.10#	Employment Agreement between James Aralis and Mobix Labs, Inc. (included as Exhibit 10.18 to the proxy statement/prospectus, which is a part of the Company’s Registration Statement on Form S-4 filed on November 13, 2023, and incorporated herein by reference).

10.11	Form of Cancellation and Termination Agreement between Mobix Labs, Inc. and certain RSU holders (included as Exhibit 10.20 to the proxy statement/prospectus, which is a part of the Company’s Registration Statement on Form S-4 filed on November 13, 2023, and incorporated herein by reference).

10.12#	Board of Directors Agreement, dated March 12, 2021, between Mobix Labs, Inc. and Kurt Busch (included as Exhibit 10.21 to the proxy statement/prospectus, which is a part of the Company’s Registration Statement on Form S-4 filed on November 13, 2023, and incorporated herein by reference).

10.13#	Board of Directors Agreement, dated March 12, 2021, between Mobix Labs, Inc. and William Carpou (included as Exhibit 10.22 to the proxy statement/prospectus, which is a part of the Company’s Registration Statement on Form S-4 filed on November 13, 2023, and incorporated herein by reference).

10.14#	Board of Directors Agreement, dated March 2, 2021, between Mobix Labs, Inc. and David Aldrich (included as Exhibit 10.23 to the proxy statement/prospectus, which is a part of the Company’s Registration Statement on Form S-4 filed on November 13, 2023, and incorporated herein by reference).

10.15#	Board of Directors Agreement, dated February 1, 2021, between Mobix Labs, Inc. and James Peterson (included as Exhibit 10.24 to the proxy statement/prospectus, which is a part of the Company’s Registration Statement on Form S-4 filed on November 13, 2023, and incorporated herein by reference).

10.16#	Board of Directors Agreement, dated February 1, 2021, between Mobix Labs, Inc. and Frederick Goerner (included as Exhibit 10.25 to the proxy statement/prospectus, which is a part of the Company’s Registration Statement on Form S-4 filed on November 13, 2023, and incorporated herein by reference).

10.17#	First Amendment to Board of Directors Agreement, dated March 26, 2023, between Mobix Labs, Inc. and James Peterson (included as Exhibit 10.26 to the proxy statement/prospectus, which is a part of the Company’s Registration Statement on Form S-4 filed on November 13, 2023, and incorporated herein by reference).

10.18#	First Amendment to Board of Directors Agreement, dated March 26, 2023, between Mobix Labs, Inc. and Frederick Goerner (included as Exhibit 10.27 to the proxy statement/prospectus, which is a part of the Company’s Registration Statement on Form S-4 filed on November 13, 2023, and incorporated herein by reference).

10.19	Subscription Agreement, effective as of December 18, 2023, by and among Chavant Capital Acquisition Corp., Mobix Labs, Inc. and Sage Hill Investors, LLC (incorporated by reference to Exhibit 10.1 to Chavant’s Current Report on Form 8-K filed on December 19, 2023).

10.20	Warrant to Purchase Shares of Common Stock, dated December 14, 2023, by and between Mobix Labs, Inc. and Sage Hill Investors, LLC (incorporated by reference to Exhibit 10.2 to Chavant’s Current Report on Form 8-K filed on December 19, 2023).

10.21	Subscription Agreement, dated December 19, 2023, by and among Chavant Capital Acquisition Corp., Mobix Labs, Inc. and Chavant Capital Partners LLC (incorporated by reference to Exhibit 10.1 to Mobix Labs, Inc.’s Current Report on Form 8-K on December 26, 2023).

10.22	Warrant to Purchase Shares of Common Stock, dated December 20, 2023, by and between Mobix Labs, Inc. and Chavant Capital Partners LLC (incorporated by reference to Exhibit 10.2 to Mobix Labs, Inc.’s Current Report on Form 8-K filed on December 26, 2023).

10.23	Sponsor Letter Agreement, dated December 20, 2023, by and among Chavant Capital Acquisition Corp., Mobix Labs, Inc. and Chavant Capital Partners (incorporated by reference to Exhibit 10.3 to Mobix Labs, Inc.’s Current Report on Form 8-K filed on December 26, 2023).

10.24	Form of Additional PIPE Subscription Agreement (incorporated by reference to Exhibit 10.4 to Mobix Labs, Inc.’s Current Report on Form 8-K filed on December 26, 2023).

10.25	Form of Converted Additional Warrant to Purchase Shares of Common Stock of Mobix Labs, Inc. (incorporated by reference to Exhibit 10.5 to Mobix Labs, Inc.’s Current Report on Form 8-K filed on December 26, 2023).

10.26	Form of Non-Converted Additional Warrant to Purchase Shares of Common Stock of Mobix Labs, Inc. (incorporated by reference to Exhibit 10.6 to Mobix Labs, Inc.’s Current Report on Form 8-K filed on December 26, 2023).

10.27	Non-Redemption Agreement, dated December 20, 2023, by and among Chavant Capital Acquisition Corp., Mobix Labs, Inc. and a shareholder of Chavant (incorporated by reference to Exhibit 10.7 to Mobix Labs, Inc.’s Current Report on Form 8-K filed on December 26, 2023).

10.28	Non-Redemption Warrant, dated December 20, 2023, between Mobix Labs, Inc. and a shareholder of Chavant (incorporated by reference to Exhibit 10.8 to Mobix Labs, Inc.’s Current Report on Form 8-K filed on December 26, 2023).

10.29	Amendment to Business Combination Marketing Agreement, dated December 21, 2023, by and among Chavant, Roth Capital Partners, LLC and Craig-Hallum Capital Group LLC.

14.1	Mobix Labs, Inc. Code of Business Conduct and Ethics.

16.1	Letter from BDO USA, P.C. to the U.S. Securities and Exchange Commission, dated December 27, 2023.

21.1	List of Subsidiaries.

99.1	Certain Risk Factors.

99.2	Audited financial statements of Mobix Labs, Inc. as of September 30, 2023 and for the years ended September 30, 2023 and 2022.

99.3	Unaudited pro forma condensed combined financial information of the Company.

99.4	Unaudited financial statements of EMI Solutions, Inc. as of September 30, 2023 and for the three month periods ended September 30, 2023 and 2022.

99.5	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Mobix Labs.

99.6	Mobix Labs, Inc. Executive Officer Clawback Policy.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.
#	Indicates management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mobix Labs, Inc.

	By:	/s/ Fabrizio Battaglia
	Name:	Fabrizio Battaglia
	Title:	Chief Executive Officer

Date: December 28, 2023